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                                                                   Exhibit 10.19





                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of April 2, 2002 (the "Fifth Amendment") is entered into among LOEKS-STAR PARTNERS (the "Company"), STANDARD FEDERAL BANK N.A. (formerly known as Michigan National Bank), BANK ONE, NA (formerly known as Bank One, Michigan), FIFTH THIRD BANK (formerly known as Old Kent Bank), NATIONAL CITY BANK MICHIGAN/ILLINOIS (together with their respective successors and assigns, the "Banks") and STANDARD FEDERAL BANK N.A. (formerly known as Michigan National Bank), as agent for the Banks (the "Agent").

         WHEREAS, on June 9, 1999, some of the Banks and the Company entered into a Credit Agreement (as previously amended, the "Agreement"), which the parties desire to amend as hereafter set forth;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

         1. On July 11, 2002, the Company shall pay off Fifth Third Bank in full.

         2. Notwithstanding anything contained in the Agreement to the contrary, the parties hereby agree that the Agent shall not be required to take, and shall not take, any action to find a substitute lender for Fifth Third Bank.

         3. Upon the payoff of Fifth Third Bank in full as required under
Section 1 above, the following shall occur without any further action by the parties hereto:

         A. Fifth Third Bank shall cease to be a party to the Agreement.

         B. The definition of Maximum Available Amount shall be amended by adding the following language to the end thereof:

               Notwithstanding anything contained herein to the contrary, from and after July 11, 2002, Maximum Available Amount means: the lesser of
          (a) $54,437,500.00 and (b) the amount equal to 81.25% of 3.5 times EBITDA.

         C. The definition of Revolving Commitment Amount shall be restated to read in its entirety as follows:

               Revolving Commitment Amount means $80,000,000.00 prior to September 1, 2000, $72,000,000.00 from and after September 1, 2000 through June 4, 2001, $67,000,000.00 from and after June 5, 2001 through July 10, 2002, and $54,437,500.00 at all times from and after July 11, 2002, as reduced from time to time pursuant to Section 6.1.

          D. Schedule 2.1 attached to the Agreement shall be amended and replaced by Schedule 2.1 attached to the Fifth Amendment.

          E. Schedule 14.3 attached to the Agreement shall be amended and replaced by Schedule 14.3 attached to the Fifth Amendment.

          4. The failure of the Company to pay off Fifth Third Bank in full as required pursuant to Section 1 above, shall constitute an Event of Default under the Credit Agreement.

         The Company hereby represents and warrants that each of the representations and warranties set forth in the Agreement are true and accurate as of the date of this Fifth Amendment.

         The Company shall reimburse the Agent for the reasonable legal fees incurred by the Agent in connection with the negotiation and preparation of this Fifth Amendment.

         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect.

         This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. This Fifth Amendment shall become effective only at such time that all of the undersigned parties have executed one or more counterparts hereof and delivered such counterparts to the Agent. Delivered at Troy, Michigan, as of the day and year first above written.

                                      LOEKS-STAR PARTNERS

                                      By: Star Theatres of Michigan, Inc., Its
                                          Partner

                                      By:    /s/ John C. McBride, Jr.
                                             ------------------------

                                      Title: Senior Vice President & General
                                             Counsel

                                      STANDARD FEDERAL BANK N.A., as Agent

                                      By:    /s/ Lauren R. Fusco
                                             ------------------------

                                      Title: Vice President


                                      STANDARD FEDERAL BANK N.A., as
                                      Issuing Bank and as a Bank

                                      By:    /s/ Lauren R. Fusco
                                             ------------------------

                                      Title: Vice President


                                      BANK ONE, NA

                                      By:    /s/ Heather D. Gressle
                                             ------------------------

                                      Title: Director


                                      FIFTH THIRD BANK

                                      By:    /s/ G.B.B.
                                             ------------------------

                                      Title: Vice President and Manager


                                      NATIONAL CITY BANK MICHIGAN/ILLINOIS

                                      By:    /s/ Kent R. Ebert
                                             ------------------------

                                      Title: Senior Vice President

                                  SCHEDULE 2.1

                            BANKS AND PRO RATA SHARES

                                   Pro Rata Share
                                    of Revolving
        Bank                      Commitment Amount       Pro Rata Share
        ----                      -----------------       --------------

Standard Federal Bank N.A           $33,500,000.00           61.5385%

Bank One, NA                        $10,887,500.00           20.0000%

National City Bank

Michigan/Illinois                   $10,050,000.00           18.4625%
                                    --------------           --------

  TOTALS                            $54,437,500.00               100%

                                  SCHEDULE 14.3

                              ADDRESSES FOR NOTICES


LOEKS-STAR PARTNERS:

Loews Cineplex Entertainment Corporation
11 th Floor
711 Fifth Avenue

New York, NY 10022-3109
Attention: Jack C. McBride, Jr.

Telephone:        212-833-6352
Facsimile:        212-833-8379

Loews Cineplex Entertainment Corporation
11 th Floor
711 Fifth Avenue

New York, NY 10022-3109
Attention: Travis Reid

Telephone:        212-833-6651
Facsimile:        212-833-6379

STANDARD FEDERAL BANK, N.A., as Agent, Issuing Bank and a Bank:

2600 West Big Beaver Road
Troy, MI  48084
Attention: Lauren Fusco

Telephone:        248-816-5426
Facsimile:        248-816-5422

BANK ONE, NA

611 Woodward Avenue
Mail Suite MI1-8074
Detroit, MI  48226
Attention: Thomas Gamm

Telephone:        313-225-2531
Facsimile:        313-226-0855

NATIONAL CITY BANK MICHIGAN/ILLINOIS

1001 South Worth Street (R-J40-4F)
Birmingham, MI 48009
Attention: Brian Harbin

Telephone:        248-901-2365
Facsimile:        248-901-2221